SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 2, 2001




                        CITIZENS COMMUNICATIONS COMPANY
             (Exact name of Registrant as specified in its charter)


            Delaware                      001-11001              06-0619596
  (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)

                        3 High Ridge Park, P.O. Box 3801
                           Stamford, Connecticut 06905
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Citizens Communications Company announced on July 2, 2001 that it has completed the sale of its Louisiana Gas operations to Atmos Energy Corporation for approximately $365 million in cash.

Item 7.  Financial Statements, Exhibits

         (c) Exhibits

             99.1 Press Release of Citizens Communications Company released July 2, 2001 announcing that it has completed the sale of its Louisiana Gas operations to Atmos Energy Corporation for approxi-mately $365 million in cash.

                                                        Citizens Communications
                                                        3 High Ridge Park
                                                        Stamford, CT 06905
                                                        203.614.5600
                                                        Web site: www.czn.net
Contact:  Brigid Smith
          A.V.P., Corporate Communications
          Citizens Communications
          203.614.5042
          bsmith@czn.com

       CITIZENS COMMUNICATIONS COMPLETES SALE OF LOUISIANA GAS OPERATIONS
                           TO ATMOS ENERGY CORPORATION

Stamford, Conn., July 2, 2001 - Citizens Communications (NYSE:CZN, CZB) announced today that it has completed the sale of its Louisiana Gas operations to Atmos Energy Corporation for approximately $365 million in cash. The operations provide natural gas transmission and distribution services to 280,000 customers.

The sale of its Louisiana Gas operations is part of Citizens' announced plans to become a pure-play telecommunications company and to divest its gas, water and electric utility operations. On June 29, 2001 Citizens Communications completed its acquisition of Global Crossing's local telephone business, which operates under the name Frontier Telephone. With this acquisition, Citizens Communications is one of the largest rural local exchange carriers (RLECs) in the nation, serving approximately 2.5 million access lines in 24 states.

About Citizens Communications
Citizens Communications serves 2.5 million access lines in 24 states and has contracted to acquire an additional 600,000 access lines. Citizens owns 85 percent of Electric Lightwave, Inc. (NASDAQ:ELIX), a facilities-based, integrated communications provider that offers a broad range of services to telecommunications-intensive businesses throughout the United States. More information about Citizens can be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal or regulatory policy, changes in legislation, the company's ability to identify future markets and successfully expand existing ones, the mix of products and services offered in the company's target markets, the effects of acquisitions and dispositions and the ability to effectively integrate businesses acquired. These important factors should be considered in evaluating any statement contained herein and/or made by the company or on its behalf. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.

                                   Signature
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                CITIZENS COMMUNICATIONS COMPANY
                -------------------------------
                         (Registrant)


                  By: /s/ Robert J. Larson
                      -------------------------------------------
                      Robert J. Larson
                      Vice President and Chief Accounting Officer

Date: July 2, 2001